UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry C. Matlack
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Item 1. Report to Stockholders.

Tortoise Pipeline & Energy Fund, Inc. 2012 Annual Report

In today’s environment some investments are more relevant than ever.

2012 Annual Report	1

Company at a glance

Tortoise believes Tortoise Pipeline & Energy Fund, Inc. (NYSE: TTP) is the first closed-end fund that focuses particularly on the broader $400 billion+ North American pipeline universe.

Investment strategy

TTP seeks to provide stockholders with a high level of total return, with an emphasis on current distributions. Our fund focuses particularly on North American pipeline companies that transport natural gas, natural gas liquids, crude oil and refined products, and to a lesser extent, on other energy infrastructure companies.

Because of our traditional tax flow-through nature as a regulated investment company (RIC), we have the differentiated ability and flexibility to efficiently target and access traditional pipeline corporations alongside master limited partnerships (MLPs). Over 75 percent of our portfolio will generally be in companies structured as corporations or limited liability companies domiciled in the United States, Canada or United Kingdom with the remaining up to 25 percent in MLPs. We believe the broader North American pipeline universe offers strong business fundamentals and expanded growth opportunities.

We also intend to write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. Our covered call strategy will focus on other energy infrastructure companies that we believe are integral links in the value chain for pipeline companies.

TTP seeks to provide:

Attractive total return potential with high current income in a defensive sector

Access to real, long-lived pipeline assets essential to the functioning of the US economy

Exposure to expanded energy infrastructure growth projects that connect new areas of supply with demand

Ability to efficiently invest across North American pipeline universe through traditional tax flow-through fund structure

Investor simplicity through one 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors, a leading and pioneering energy infrastructure investment firm

Portfolio statistics by ownership structure	Portfolio statistics by asset type

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2	2012 Annual Report

December 31, 2012

Dear Fellow Stockholders,

Our fiscal year ended Nov. 30, 2012 was a positive one for pipeline companies, which continued to demonstrate solid growth and produced healthy cash flows. The recent performance of these assets in periods of volatility and uncertainty once again demonstrates how their desirable operating characteristics can translate into an attractive, diversifying, long-term investment.

Although the market struggled with significant challenges during 2012, including sluggish global economic growth, escalating geopolitical concerns and a contentious U.S. presidential election, excitement continues to grow about the transformation underway in U.S. energy. These fundamental strengths, technological advances and optimism about the future of energy in America have not been overlooked by investors who have continued to recognize quality over longer periods, an approach that ultimately drove positive performance of pipeline companies during the year.

Pipeline sector review and outlook

Pipeline companies enjoyed a solid year, with the Tortoise North American Pipeline Index® posting an 11.8 percent return for our fiscal year ending Nov. 30, 2012. The broad equity market, as represented by the S&P 500 Index®, returned 16.1 percent for the same period, following a lethargic 2011.

Despite macro uncertainties, increased energy production in the U.S. is an exciting and promising event, providing a potential boost for the economy along with other benefits for Americans, such as creating jobs, generating federal, state and local tax revenues and improving national security. Today, North American crude oil production stands at approximately 6.5 million barrels per day, up from 4.95 million barrels per day in 2008 and is a figure that is expected to grow significantly in the next two decades.

The positive implications of this dramatic growth in U.S. crude oil production for the midstream portion of the energy value chain — and for pipeline companies — are significant. The pace of projects continues to be strong as pipeline infrastructure build-out is critical to support expanding production. Evidence of this exists by the disparate prices of crude oil by location across the country. In just the next three years, we estimate more than $75 billion in pipeline capital investment.

Merger and acquisition (M&A) activity remains elevated compared to the long-term historical average, although it trails the MLP and pipeline acquisitions announced in fiscal 2011. MLP and pipeline acquisitions in fiscal 2012 totaled nearly $50 billion, a figure that excludes several deals announced in December.

We will continue to monitor the impact of the macroeconomic environment, but we believe these pipeline assets, which are critical to our energy needs, remain attractive to investors in periods of economic uncertainty.

Fund performance review and outlook

Our total assets increased from $309.3 million on Nov. 30, 2011 to $374.9 million on Nov. 30, 2012. This increase resulted primarily from net realized and unrealized gains on investments as well as approximately $49.1 million in new leverage proceeds. For fiscal year 2012, our market-based total return was 3.2 percent and our NAV-based total return was 10.4 percent (both including the reinvestment of distributions). The difference between the market value total return as compared to the NAV total return reflects the change in the market’s premium or discount over the time period.

During the year, natural gas pipeline companies as well as gathering and processing companies contributed positively to our performance. Our exposure to integrated/independent energy companies, key transporters on pipelines, negatively impacted our performance as they were restrained late in the year by domestic fiscal concerns and signs of slowing global economic growth, mitigated slightly by our covered call writing strategy.

We paid a distribution of $0.4075 per common share ($1.63 annualized) to our stockholders on Nov. 30, 2012, which is in line with the previous quarter. This represented an annualized yield of 6.7 percent based on our fiscal year closing price of $24.15. For tax purposes, distributions to stock holders for 2012 were 37 percent qualified dividend income, 21 percent ordinary dividend income, 20 percent return of capital and 22 percent long-term capital gains.

We ended our fiscal year with leverage (including bank debt, senior notes and preferred stock), at 21.8 percent of total assets, below our long-term target of 25 percent. As of Nov. 30, 2012, our leverage had an weighted average maturity of 4.4 years and a weighted average cost of leverage of 3.0 percent, with 67.4 percent at fixed rates.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Conclusion

We think we are in the early stages of a significant transformation of North American energy. As this exciting scenario continues to unfold, we look forward to serving you as your professional investment adviser in navigating the course ahead, with a strategy anchored in quality pipeline companies.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Pipeline & Energy Fund, Inc.

(Unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	3

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures(e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Period from
	October 31, 2011(1)
	through	Year Ended	2012
	November 30, 2011	November 30, 2012	Q1(2)	Q2(2)	Q3(2)	Q4(2)
Total Income from Investments
Distributions received from investments	$73	$11,739	$2,843	$2,902	$2,952	$3,042
Less Canadian withholding taxes	—	(201)	(53)	(49)	(49)	(50)
Dividends paid in stock	—	2,107	500	517	537	553
Net premiums on options written	209	8,627	2,261	2,231	2,189	1,946
Interest and dividend income	17	4	3	—	—	1
Total from investments	299	22,276	5,554	5,601	5,629	5,492
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	183	2,819	693	714	694	718
Other operating expenses	113	543	156	126	137	124
	296	3,362	849	840	831	842
Distributable cash flow before
leverage costs	3	18,914	4,705	4,761	4,798	4,650
Leverage costs(3)	57	2,489	599	629	629	632
Distributable Cash Flow(4)	$(54)	$16,425	$4,106	$4,132	$4,169	$4,018
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$(189)	$9,444	$(961)	$(7)	$(442)	$10,854
As a percent of average total assets(5)
Total from investments	N/M	6.65%	6.73%	6.60%	6.83%	6.48%
Operating expenses before
leverage costs	1.27%	1.00%	1.03%	0.99%	1.01%	0.99%
Distributable cash flow before
leverage costs	N/M	5.65%	5.70%	5.61%	5.82%	5.49%
As a percent of average net assets(5)
Total from investments	N/M	8.78%	8.81%	8.69%	9.10%	8.52%
Operating expenses before leverage costs	1.47%	1.32%	1.35%	1.30%	1.34%	1.31%
Leverage costs and current taxes	0.28%	0.98%	0.95%	0.98%	1.02%	0.98%
Distributable cash flow	N/M	6.48%	6.51%	6.41%	6.74%	6.23%

Selected Financial Information
Distributions paid on common stock	$—	$16,282	$4,064	$4,064	$4,077	$4,077
Distributions paid on common stock
per share	—	1.62750	0.40625	0.40625	0.40750	0.40750
Total assets, end of period	309,332	374,855	345,953	319,074	334,671	374,855
Average total assets during period(6)	274,091	334,815	331,879	337,565	327,931	340,698
Leverage(7)	32,500	81,600	75,200	75,700	77,100	81,600
Leverage as a percent of total assets	10.5%	21.8%	21.7%	23.7%	23.0%	21.8%
Net unrealized appreciation,
end of period	6,031	16,909	32,630	6,977	24,357	16,909
Net assets, end of period	244,264	252,508	265,034	237,754	251,748	252,508
Average net assets during period(8)	237,454	253,815	253,480	256,553	245,989	259,294
Net asset value per common share	24.42	25.24	26.49	23.77	25.16	25.24
Market value per common share	25.01	24.15	24.92	23.24	25.00	24.15
Shares outstanding	10,004,200	10,004,200	10,004,200	10,004,200	10,004,200	10,004,200

(1)	Commencement of operations.
(2)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(3)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(4)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on MLP distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(5)	Annualized for periods less than one full year. Certain of the ratios for the period from October 31, 2011 through November 30, 2011 are not meaningful due to partial investment of initial offering and leverage proceeds.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(8)	Computed by averaging daily net assets for the period.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

4	2012 Annual Report

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Pipeline & Energy Fund, Inc.’s (“TTP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We focus primarily on pipeline companies that engage in the business of transporting natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products, and, to a lesser extent, on other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs or that provide electrical power generation (including renewable energy), transmission and/or distribution. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

TTP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments were relatively unchanged during the quarter. Distribution increases from our investments were in-line with our expectations while an increase in average total assets during the quarter resulted in increased asset-based expenses. Although outstanding leverage increased during the quarter, total leverage as a percent of total assets decreased and we maintained our quarterly distribution of $0.4075 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs, affiliates of MLPs, and pipeline and other energy companies in which we invest, and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the Key Financial Data table and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs and common stock on their ex-dates, whereas the DCF calculation may

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	5

Management’s Discussion (unaudited)
(continued)

reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We focus our covered call strategy on other energy infrastructure companies that we believe are integral links in the energy infrastructure value chain for pipeline companies.

Total distributions received from our investments and option strategy for the 4th quarter 2012 was approximately $5.5 million. This reflects earnings on our investments of $3.5 million and net premiums on options written of approximately $2.0 million. While the dividends and distributions from our long-term investments increased from 3rd quarter 2012, total received from investments declined approximately 2.4 percent due to lower net premiums on options written during the quarter. On an annualized basis, the total received from investments equates to 6.48 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.99 percent of average total assets for the 4th quarter 2012, a decrease of 0.02 percent as compared to the 3rd quarter 2012. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.25 percent of average monthly managed assets through December 31, 2012, 0.20 percent of average monthly managed assets for calendar year 2013, and 0.15 percent of average monthly managed assets for calendar year 2014. Other operating expenses decreased as compared to 3rd quarter 2012 primarily as a result of lower professional fees during the quarter.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $0.6 million for the 4th quarter 2012, relatively unchanged from 3rd quarter 2012.

The weighted average annual rate of our leverage at November 30, 2012 was 3.00 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable cash flow and capital gains

For 4th quarter 2012, our DCF was approximately $4.0 million, a decrease of 3.6 percent as compared to 3rd quarter 2012. This decrease is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 5.49 percent of average total assets for the quarter and 6.23 percent of average net assets for the quarter. In addition, we had net realized gains on investments of approximately $10.9 million during the quarter.

We declared a distribution of approximately $4.1 million for 4th quarter 2012. On a per share basis, we declared a $0.4075 distribution on November 12, 2012, unchanged from the 3rd quarter 2012.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

6	2012 Annual Report

Management’s Discussion (unaudited)
(continued)

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2012 YTD and 4th quarter 2012 (in thousands):

	2012	4th Qtr
	YTD	2012
Net Investment Income	$1,237	$93
Adjustments to reconcile to DCF:
Net premiums on options written	8,627	1,946
Distributions characterized as return of capital	4,342	1,107
Dividends paid in stock	2,107	553
Amortization of debt issuance costs	112	28
Timing of income recognition	—	291
DCF	$16,425	$4,018

Liquidity and capital resources

We had total assets of $375 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 4th quarter 2012, total assets increased $40.2 million, primarily due to an increase in receivables for investments sold of approximately $38.6 million. In addition, total assets were impacted by a $2.5 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net sales during the quarter of $0.6 million.

Total leverage outstanding at November 30, 2012 was $81.6 million. This reflects an increase of $4.5 million as compared to August 31, 2012, primarily due to the payment of the 3rd quarter 2012 distribution at the beginning of the 4th quarter 2012. Outstanding leverage is comprised of $49 million in senior notes, $16 million in preferred shares and $16.6 million outstanding under the credit facility, with 67 percent of leverage with fixed rates and a weighted average maturity of 4.4 years. Total leverage represented 21.8 percent of total assets at November 30, 2012, as compared to 23.0 percent as of August 31, 2012. This is below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $65 million is comprised of 75 percent private placement debt and 25 percent private placement preferred equity with a weighted average fixed rate of 3.37 percent and remaining weighted average laddered maturity of approximately 5.4 years.

We use leverage to acquire equity investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any qualifying dividend income received from TTP’s investments in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The 15 percent QDI and long-term capital gain tax rates are currently effective through 2012. As a result of legislative changes, starting in 2013, the QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2012 were approximately 37 percent qualified dividend income, 21 percent ordinary dividend income, 22 percent long-term capital gain, and 20 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	7

Schedule of Investments
November 30, 2012

	Shares	Fair Value
Common Stock — 87.8%(1)

Crude/Refined Products Pipelines — 9.5%(1)
Canada — 6.2%(1)
Enbridge Inc.	268,300	$10,809,807
Pembina Pipeline Corporation	168,800	4,780,132
United States — 3.3%(1)
Kinder Morgan, Inc.	244,250	8,258,093
		23,848,032
Local Distribution Companies — 12.0%(1)
United States — 12.0%(1)
CenterPoint Energy, Inc.	728,600	14,375,278
NiSource Inc.	663,200	16,029,544
		30,404,822
Marine Transportation — 2.4%(1)
Republic of the Marshall Islands — 2.4%(1)
Teekay Offshore Partners L.P.	223,330	5,947,278
Natural Gas Gathering Pipelines — 3.6%(1)
United States — 3.6%(1)
Targa Resources Corp.	181,505	9,091,585
Natural Gas Pipelines — 39.0%(1)
Canada — 7.4%(1)
Keyera Corp.	17,550	840,796
TransCanada Corporation	386,051	17,754,485
United States — 31.6%(1)
EQT Corporation	13,000	780,780
National Fuel Gas Company	13,400	697,872
ONEOK, Inc.	373,900	16,776,893
Questar Corporation	330,750	6,489,315
Spectra Energy Corp	879,300	24,576,435
Williams Companies, Inc.	930,500	30,557,620
		98,474,196
Oil and Gas Production — 20.1%(1)(2)
Canada — 1.0%(1)
Canadian Natural Resources Limited	93,900	2,675,211
United Kingdom — 1.2%(1)
BP p.l.c. (ADR)	70,200	2,931,552
United States — 17.9%(1)
Anadarko Petroleum Corporation	64,000	4,684,160
Apache Corporation	50,900	3,923,881
Chevron Corporation	13,300	1,405,677
Continental Resources, Inc.(3)	40,000	2,748,000
Denbury Resources Inc.(3)	186,400	2,876,152
Devon Energy Corporation	51,100	2,640,337
EOG Resources, Inc.	27,100	3,187,502
Exxon Mobil Corporation	16,900	1,489,566
Hess Corporation	56,200	2,788,082
Marathon Oil Corporation	155,500	4,797,175
Noble Energy, Inc.	33,300	3,255,075
Occidental Petroleum Corporation	50,400	3,790,584
Pioneer Natural Resources Company	45,200	4,836,400
Range Resources Corporation	43,700	2,797,674
		50,827,028
Oilfield Services — 1.2%(1)(2)
United Kingdom — 1.2%(1)
Ensco plc (ADR)	52,800	3,074,544
Total Common Stock
(Cost $208,959,086)		221,667,485

Master Limited Partnerships
and Related Companies — 44.7%(1)

Crude/Refined Products Pipelines — 22.8%(1)
United States — 22.8%(1)
Buckeye Partners, L.P.	65,100	3,271,926
Enbridge Energy Management, L.L.C.(4)	457,483	13,495,739
Holly Energy Partners, L.P.	31,950	2,145,443
Kinder Morgan Management, LLC(4)	248,804	18,884,223
Magellan Midstream Partners, L.P.	76,700	3,411,616
MPLX LP	102,268	2,951,454
Plains All American Pipeline, L.P.	240,400	11,197,832
Sunoco Logistics Partners L.P.	45,800	2,327,556
		57,685,789

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

8	2012 Annual Report

Schedule of Investments (continued)
November 30, 2012

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 15.3%(1)
United States — 15.3%(1)
Energy Transfer Partners, L.P.	179,900	$7,895,811
Enterprise Products Partners L.P.	175,093	9,075,070
Inergy Midstream, L.P.	82,000	1,928,640
ONEOK Partners, L.P.	82,000	4,776,500
Regency Energy Partners LP	219,600	4,912,452
TC PipeLines, LP	68,000	2,834,920
Williams Partners L.P.	141,800	7,219,038
		38,642,431
Natural Gas Gathering/Processing — 6.6%(1)
United States — 6.6%(1)
Access Midstream Partners, L.P.	119,700	4,188,303
Copano Energy, L.L.C.	48,265	1,521,795
DCP Midstream Partners, LP	36,350	1,522,338
MarkWest Energy Partners, L.P.	59,850	3,093,048
Southcross Energy Partners, L.P.	39,112	918,350
Targa Resources Partners LP	84,825	3,195,358
Western Gas Partners LP	42,905	2,100,629
		16,539,821
Total Master Limited Partnerships
and Related Companies (Cost $108,855,408)		112,868,041

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.14%(5) (Cost $55,232)	55,232	55,232
Total Investments — 132.5%(1)
(Cost $317,869,726)		334,590,758
Long-Term Debt Obligations — (19.4%)(1)		(49,000,000)
Mandatory Redeemable Preferred
Stock at Liquidation Value — (6.3%)(1)		(16,000,000)
Total Value of Options Written
(Premiums received $710,275) — (0.2%)(1)		(523,313)
Other Assets and Liabilities — (6.6%)(1)		(16,559,378)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$252,508,067

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of November 30, 2012.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	9

Schedule of Options Written
November 30, 2012

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	December 2012	$75.00	640	$(62,080)
Apache Corporation	December 2012	80.00	509	(35,121)
BP p.l.c. (ADR)	December 2012	43.00	702	(20,358)
Canadian Natural Resources Limited	December 2012	29.00	939	(51,645)
Chevron Corporation	December 2012	110.00	133	(4,522)
Continental Resources, Inc.	December 2012	75.00	400	(22,000)
Denbury Resources Inc.	December 2012	16.00	1,864	(37,280)
Devon Energy Corporation	December 2012	57.50	511	(1,533)
Ensco plc (ADR)	December 2012	57.50	528	(73,920)
EOG Resources, Inc.	December 2012	125.00	271	(15,718)
Exxon Mobil Corporation	December 2012	90.00	169	(8,112)
Hess Corporation	December 2012	52.50	562	(20,232)
Marathon Oil Corporation	December 2012	32.00	1,555	(32,655)
Noble Energy, Inc.	December 2012	100.00	333	(36,630)
Occidental Petroleum Corporation	December 2012	80.00	504	(9,072)
Pioneer Natural Resources Company	December 2012	110.00	452	(85,880)
Range Resources Corporation	December 2012	72.50	437	(6,555)
Total Value of Call Options Written
(Premiums received $710,275)				$(523,313)

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

10	2012 Annual Report

Statement of Assets & Liabilities
November 30, 2012

Assets
Investments at fair value (cost $317,869,726)	$334,590,758
Receivable for Adviser fee waiver	141,470
Dividends receivable	647,842
Receivable for investments sold	38,923,653
Prepaid expenses and other assets	551,275
Total assets	374,854,998
Liabilities
Options written, at fair value
(premiums received $710,275)	523,313
Payable to Adviser	622,467
Payable for investments purchased	38,948,588
Accrued expenses and other liabilities	652,563
Short-term borrowings	16,600,000
Long-term debt obligations	49,000,000
Mandatory redeemable preferred stock
($25.00 liquidation value per share;
640,000 shares outstanding)	16,000,000
Total liabilities	122,346,931
Net assets applicable to
common stockholders	$252,508,067
Net Assets Applicable to Common Stockholders
Consist of:
Capital stock, $0.001 par value;
10,004,200 shares issued and outstanding
(100,000,000 shares authorized)	$10,004
Additional paid-in capital	235,079,258
Undistributed net investment income	1,704,310
Accumulated net realized loss	(1,194,131)
Net unrealized appreciation	16,908,626
Net assets applicable to
common stockholders	$252,508,067
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$25.24

Statement of Operations
Year Ended November 30, 2012

Investment Income
Distributions from master limited partnerships	$4,665,262
Less return of capital on distributions	(4,342,508)
Net distributions from master limited partnerships	322,754
Dividends from common stock
(net of foreign taxes withheld of $201,001)	6,872,020
Dividends from money market mutual funds	3,711
Total Investment Income	7,198,485
Operating Expenses
Advisory fees	3,648,111
Professional fees	148,189
Administrator fees	132,397
Directors’ fees	64,508
Stockholder communication expenses	52,541
Fund accounting fees	49,179
Custodian fees and expenses	28,134
Registration fees	25,361
Stock transfer agent fees	12,431
Franchise fees	(19,350)
Other operating expenses	49,259
Total Operating Expenses	4,190,760
Leverage Expenses
Interest expense	1,726,000
Distributions to mandatory redeemable
preferred stockholders	680,681
Amortization of debt issuance costs	111,549
Other leverage expenses	82,040
Total Leverage Expenses	2,600,270
Total Expenses	6,791,030
Less fees waived by Adviser	(829,116)
Net Expenses	5,961,914
Net Investment Income	1,236,571
Realized and Unrealized Gains
Net realized gain on investments, including
foreign currency gain (loss)	9,440,241
Net realized gain on options	2,967,781
Net realized gain on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	3,715
Net realized gain	12,411,737
Net unrealized appreciation of investments,
including foreign currency gain (loss)	10,600,842
Net unrealized appreciation of options	276,107
Net unrealized appreciation of other assets and
liabilities due to foreign currency translation	410
Net unrealized appreciation	10,877,359
Net Realized and Unrealized Gains	23,289,096
Net Increase in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$24,525,667

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	11

Statement of Changes in Net Assets

		Period from
		October 31, 2011(1)
	Year Ended	through
	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$1,236,571	$(172,042)
Net realized gain	12,411,737	54,736
Net unrealized appreciation	10,877,359	6,031,267
Net increase in net assets applicable to common stockholders
resulting from operations	24,525,667	5,913,961
Distributions to Common Stockholders
Net investment income	(2,382,329)	—
Net realized gain	(10,673,567)	—
Return of capital	(3,225,940)	—
Total distributions to common stockholders	(16,281,836)	—
Capital Stock Transactions
Proceeds from initial public offering of 10,000,000 common shares	—	250,000,000
Underwriting discounts and offering expenses associated with
the issuance of common stock	—	(11,750,000)
Net increase in net assets applicable to common stockholders
from capital stock transactions	—	238,250,000
Total increase in net assets applicable to common stockholders	8,243,831	244,163,961
Net Assets
Beginning of period	244,264,236	100,275
End of period	$252,508,067	$244,264,236
Undistributed (accumulated) net investment income (loss), end of period	$1,704,310	$(11,589)

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

12	2012 Annual Report

Statement of Cash Flows
Year Ended November 30, 2012

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$4,665,262
Dividend income received	6,401,396
Purchases of long-term investments	(199,326,298)
Proceeds from sales of long-term investments	74,337,353
Proceeds from sales of short-term investments, net	83,761,086
Call options written, net	2,953,514
Interest expense paid	(1,401,622)
Other leverage expenses paid	(45,629)
Distributions to mandatory redeemable preferred stockholders	(551,027)
Operating expenses paid	(3,020,028)
Net cash used in operating activities	(32,225,993)
Cash Flows From Financing Activities
Advances from revolving line of credit	64,600,000
Repayments on revolving line of credit	(48,000,000)
Common stock issuance costs	(498,240)
Issuance of long-term debt obligations	24,500,000
Issuance of mandatory redeemable preferred stock	8,000,000
Debt issuance costs	(93,931)
Distributions paid to common stockholders	(16,281,836)
Net cash provided by financing activities	32,225,993
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$24,525,667
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(207,530,771)
Proceeds from sales of long-term investments	113,261,006
Proceeds from sales of short-term investments, net	83,761,086
Call options written, net	2,936,314
Return of capital on distributions received	4,342,508
Net unrealized appreciation	(10,877,359)
Net realized gain	(12,411,737)
Amortization of debt issuance costs	111,549
Changes in operating assets and liabilities:
Increase in dividends receivable	(470,762)
Decrease in prepaid expenses and other assets	48,179
Increase in receivable for investments sold	(38,923,653)
Decrease in receivable for call options written	17,200
Increase in payable for investments purchased	8,204,473
Increase in payable to Adviser, net of fee waiver	298,222
Increase in accrued expenses and other liabilities	482,085
Total adjustments	(56,751,660)
Net cash used in operating activities	$(32,225,993)

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	13

Financial Highlights

		Period from
		October 31, 2011(1)
	Year Ended	through
	November 30, 2012	November 30, 2011
Per Common Share Data(2)
Net Asset Value, beginning of period	$24.42	$—
Public offering price	—	25.00
Income from Investment Operations
Net investment income (loss)(3)	0.12	(0.02)
Net realized and unrealized gains(3)	2.33	0.61
Total income from investment operations	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.24)	—
Net realized gain	(1.07)	—
Return of capital	(0.32)	—
Total distributions to common stockholders	(1.63)	—
Underwriting discounts and offering costs on issuance of common stock(4)	—	(1.17)
Net Asset Value, end of period	$25.24	$24.42

Per common share market value, end of period	$24.15	$25.01
Total Investment Return Based on Market Value(5)	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$252,508	$244,264
Average net assets (000’s)	$253,815	$237,454
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.44%	1.17%
Other operating expenses	0.21	0.56
Fee waiver	(0.33)	(0.27)
Subtotal	1.32	1.46
Leverage expenses	1.03	0.31
Total expenses	2.35%	1.77%

Ratio of net investment income (loss) to average net assets before fee waiver(6)	0.16%	(1.12)%
Ratio of net investment income (loss) to average net assets after fee waiver(6)	0.49%	(0.85)%
Portfolio turnover rate	34.65%	1.68%
Short-term borrowings, end of period (000’s)	$16,600	—
Long-term debt obligations, end of period (000’s)	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$8,000
Per common share amount of long-term debt obligations outstanding,
end of period	$4.90	$2.45
Per common share amount of net assets, excluding long-term debt obligations,
end of period	$30.14	$26.87
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(7)	$5,093	$11,296
Asset coverage ratio of long-term debt obligations and short-term borrowings(7)	509%	1,130%
Asset coverage, per $25 liquidation value per share of mandatory
redeemable preferred stock(8)	$102	$213
Asset coverage ratio of preferred stock(8)	409%	852%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)

Not annualized for periods less than one year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

14	2012 Annual Report

Notes to Financial Statements
November 30, 2012

1. Organization

Tortoise Pipeline & Energy Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 19, 2011, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. The Company commenced operations on October 31, 2011. The Company’s stock is listed on the New York Stock Exchange under the symbol “TTP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at November 30, 2012.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2012, the Company reallocated the amount of 2011 investment income and return of capital it recognized based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $3,700 or $0.000 per share and an increase in unrealized appreciation of investments of approximately $3,700 or $0.000 per share for the year ended November 30, 2012.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	15

Notes to Financial Statements (continued)

The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on a fixed annual rate. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering and debt issuance costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2012 for the Series A Notes ($939), Series B Notes ($1,597), Series C Notes ($564), Series D Notes ($1,503) and MRP Stock ($1,503) that were each issued in December 2011.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncements
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Company has adopted these amendments and they did not have a material impact on the financial statements.

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3. Concentration of risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather and/or process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids (“NGLs”) or that provide electric power generation (including renewable energy), transmission and/or distribution. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

16	2012 Annual Report

Notes to Financial Statements (continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.25 percent of the Company’s average monthly Managed Assets for the period from the commencement of operations through December 31, 2012, 0.20 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013 and 0.15 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $6,087,597 to undistributed net investment income, $(2,828,042) to accumulated net realized loss and $(3,259,555) to additional paid-in capital.

There were no distributions paid for the period from October 31, 2011 (commencement of operations) through November 30, 2011. The tax character of distributions paid to common stockholders for the year ending November 30, 2012 was as follows:

Ordinary income*	$9,434,381
Long-term capital gain	3,621,515
Return of capital	3,225,940
Total distributions	$16,281,836

*For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$18,371,609
Other temporary differences	(952,804)
Accumulated earnings	$17,418,805

As of November 30, 2012, the aggregate cost of securities for federal income tax purposes was $315,437,429. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $27,067,908, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $7,914,579 and the net unrealized appreciation was $19,153,329.

6. Fair value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2012. These assets and liabilities are measured on a recurring basis.

	Fair Value
	at November 30,
Description	2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$221,667,485	$221,667,485	$—	$—
Master Limited Partnerships
and Related Companies(a)	112,868,041	112,868,041	—	—
Total Equity Securities	334,535,526	334,535,526	—	—
Other:
Short-Term Investment(b)	55,232	55,232	—	—
Total Assets	$334,590,758	$334,590,758	$—	$—
Liabilities
Written Call Options	$523,313	$523,313	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2012.

The Company did not hold any Level 3 securities during the year ended November 30, 2012.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	17

Notes to Financial Statements (continued)

price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. For the year ended November 30, 2012, Teekay Offshore Partners, L.P. common units in the amount of $3,944,394 were transferred from Level 2 to Level 1 when they converted into registered units and quoted prices in active markets were available. There were no other transfers between levels.

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the year ended November 30, 2012, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2011	12,097	$741,641
Options written	122,457	8,919,096
Options closed	(93,710)	(6,743,411)
Options exercised	(2,716)	(109,919)
Options expired	(27,619)	(2,097,132)
Options outstanding at November 30, 2012	10,509	$710,275

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at November 30, 2012:

Derivatives not accounted for as	Liabilities
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$523,313

The following table presents the effect of derivatives on the Statement of Operations for the year ended November 30, 2012:

Derivatives not accounted	Location of Gains (Losses) on Derivatives
for as hedging instruments	Net Realized	Net Unrealized
under ASC 815	Gain on Options	Depreciation of Options
Written equity call options	$2,967,781	$276,107

8. Investment transactions

For the year ended November 30, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $207,530,771 and $113,261,006 (excluding short-term debt securities), respectively.

9. Long-term debt obligations

The Company has $49,000,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, and Series D (collectively, the “Notes”), outstanding. The Notes were issued in two separate tranches, with half of each series issued on November 15, 2011 and the remaining half of each series issued on December 8, 2011. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series B, Series C and Series D Notes accrue interest at fixed rates and the Series A Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.75 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

18	2012 Annual Report

Notes to Financial Statements (continued)

the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2012.

	Maturity	Interest		Notional/Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series A	December 15, 2016	2.14	%(1)	$10,000,000	$10,000,000
Series B	December 15, 2014	2.50%		17,000,000	17,156,461
Series C	December 15, 2018	3.49%		6,000,000	6,241,837
Series D	December 15, 2021	4.08%		16,000,000	16,863,911
				$49,000,000	$50,262,209

(1)	Floating rate; rate effective for period from September 15, 2012 through December 15, 2012. The weighted-average interest rate for the year ended November 30, 2012 was 2.20 percent.

10. Preferred stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 640,000 shares of Series A Mandatory Redeemable Preferred (“MRP”) Stock authorized and 640,000 shares are outstanding at November 30, 2012. The MRP Stock was issued in two separate tranches, with half of the shares issued on November 15, 2011 and the remaining half of the shares issued on December 8, 2011. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair value in the table below is a Level 2 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of November 30, 2012.

	Mandatory			Aggregate
	Redemption		Shares	Liquidation	Estimated
Series	Date	Fixed Rate	Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,658,901

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

11. Credit facility

On November 9, 2011, the Company entered into a $25,000,000 committed credit facility maturing November 7, 2012. Under the terms of the credit facility, The Bank of Nova Scotia serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The credit facility had a variable annual interest rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent.

On June 18, 2012, the Company entered into an amendment to its credit facility that extends the credit facility through June 17, 2013. The terms of the amendment provide for an unsecured revolving credit facility of $25,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2012 was approximately $14,000,000 and 1.49 percent, respectively. At November 30, 2012, the principal balance outstanding was $16,600,000 at an interest rate of 1.46 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2012, the Company was in compliance with the terms of the credit facility.

12. Common stock

The Company has 100,000,000 shares of capital stock authorized and 10,004,200 shares outstanding at November 30, 2012 and November 30, 2011.

13. Subsequent events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Pipeline & Energy Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Pipeline & Energy Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, and the statements changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Pipeline & Energy Fund, Inc. at November 30, 2012, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 22, 2013

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

20	2012 Annual Report

Company Officers and Directors (unaudited)
November 30, 2012

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2011	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)
John R. Graham (Born 1945)	Director since 2011

Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)
Charles E. Heath (Born 1942)	Director since 2011	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and NDP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	21

Company Officers and Directors (unaudited) (continued)
November 30, 2012

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Interested Director and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2011	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ, NTG and NDP since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.	7	None
Terry Matlack (Born 1956)	Chief Executive Officer since 2011; Director since November 12, 2012	Managing Director of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TYN, TPZ, NTG and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011 and of NDP since inception; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.	7	None
P. Bradley Adams (Born 1960)	Chief Financial Officer since 2011

Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of each of NTG and NDP since its inception and of each of TYG, TYY, TYN and TPZ since May 2011; Assistant Treasurer of TYG, TYY, and TYN from April 2008 to May 2011, of TPZ from its inception to May 2011, and of TTO from April 2008 to June 2012.

			N/A	None
Zachary A. Hamel (Born 1965)	President since 2011

Managing Director of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of NDP since its inception; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2011

Managing Director of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG, TYY and TYN since 2005, of each of TPZ, NTG and NDP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of TPZ, NTG and NDP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

			N/A	None
David J. Schulte (Born 1961)	Senior Vice President since 2011

Managing Director of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, of NTG since 2010 and of NDP since its inception. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes TYG, TYY, TYN, TPZ, NTG, NDP and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and NDP.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

22	2012 Annual Report

Additional Information (unaudited)

Notice to Stockholders

For stockholders that do not have a November 30, 2012 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2012, the Company is designating the following items with regard to distributions paid during the year.

Common Distributions

Return	Long Term				Qualifying
Of	(15% Rate)	Ordinary			For Corporate
Capital	Capital Gain	Income	Total	Qualifying	Dividends Rec.
Distributions	Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
19.81%	22.24%	57.95%	100.00%	63.39%	46.21%

Preferred Distributions

Return	Long Term				Qualifying
Of	(15% Rate)	Ordinary			For Corporate
Capital	Capital Gain	Income	Total	Qualifying	Dividends Rec.
Distributions	Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
0%	0%	100.00%	100.00%	63.39%	46.21%

(1)	The Company designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C).
(2)	Represents the portion of Ordinary Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2012, the aggregate compensation paid by the Company to the independent directors was $63,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification in 2012 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic dividend reinvestment plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	23

Additional Information (unaudited) (continued)

Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the investment advisory agreement

In approving the renewal of the Investment Advisory Agreement in November 2012, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the energy infrastructure market made it uniquely qualified to serve as the advisor. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

24	2012 Annual Report

Additional Information (unaudited) (continued)

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies to the Company. The Independent Directors concluded that the fees and expenses that the Company is paying under the Investment Advisory Agreement are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are comparable to, and in some cases lower than, the fees charged by advisers to comparable funds. The Independent Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.25 percent of its 1.10 percent investment advisory fee for the period from the close of its initial public offering through December 31, 2012, in the amount of 0.20 percent of its 1.10 percent investment advisory fee for the period from January 1, 2013 through December 31, 2013, and in the amount of 0.15 percent of its 1.10 percent investment advisory fee for the period from January 1, 2014 through December 31, 2014.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	25

Office of the Fund and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211
(913) 981-1020

Managing Directors of Tortoise
Capital Advisors, L.L.C.
Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Board of Directors of Tortoise
Pipeline & Energy Fund, Inc.
Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: TTP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,686	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$336
Tortoise Energy Capital Corp.		Midstream Equity	$868	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$382
Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,590	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$221
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$219

(1)	As of 12/31/12

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Pipeline & Energy Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$100,000	$64,000
Audit-Related Fees	—	—
Tax Fees	$12,000	—
All Other Fees	—	—
Aggregate Non-Audit Fees	$12,000	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2012 and 2011, the Adviser paid approximately $15,000 and $0 in fees, respectively, for tax services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2012.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2011

Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2011; Director since November 12, 2012

Managing Director of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TYN, TPZ, NTG and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011 and of NDP since inception; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since 2011

Managing Director of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of NDP since its inception; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2011

Managing Director of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG, TYY and TYN since 2005, of each of TPZ, NTG and NDP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of TPZ, NTG and NDP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since 2011

Managing Director of the Adviser since 2002; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, of NTG since 2010 and of NDP since its inception. CFA designation since 1992.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2012:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	9	$5,963,951,420	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Zachary A. Hamel
Registered investment companies	9	$5,963,951,420	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Kenneth P. Malvey
Registered investment companies	9	$5,963,951,420	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Terry Matlack
Registered investment companies	9	$5,963,951,420	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
David J. Schulte
Registered investment companies	9	$5,963,951,420	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for six other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2012:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	None
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$100,001-$500,000
David J. Schulte	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/12-6/30/12
Month #2	0	0	0	0
7/1/12-7/31/12
Month #3	0	0	0	0
8/1/12-8/31/12
Month #4	0	0	0	0
9/1/12-9/30/12
Month #5	0	0	0	0
10/1/12-10/31/12
Month #6	0	0	0	0
11/1/12-11/30/12
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Pipeline & Energy Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 22, 2013

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     January 22, 2013